Exhibit 99.1

First Advantage and Sterling Announce Election Deadline for Sterling Stockholders to Elect Merger Consideration

ATLANTA and INDEPENDENCE, Ohio, October 21, 2024 -- First Advantage Corporation (NASDAQ:FA) and Sterling Check Corp. (NASDAQ:STER) today announced that the deadline for (i) record holders of vested shares of Sterling common stock and (ii) eligible holders of Sterling common stock equivalents (Sterling common stock equivalents is defined as “Company Common Stock Equivalents” in the Merger Agreement (as defined below)) and unvested shares of Sterling common stock to elect the form of merger consideration they wish to receive in connection with First Advantage’s acquisition of Sterling (the "Transaction") is 5:00 p.m. Eastern Time on October 24, 2024 (such deadline, as it may be extended, the "Election Deadline"), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 28, 2024, by and among First Advantage, Sterling, and Starter Merger Sub, Inc., a Delaware corporation and an indirect, wholly-owned subsidiary of First Advantage. Sterling stockholders who hold shares through a bank, broker or other nominee may be subject to an earlier election deadline and should carefully review any materials they received from their bank, broker or other nominee. The parties expect to close the Transaction on October 31, 2024, subject to the receipt of regulatory clearances and approvals and the satisfaction or waiver of other customary closing conditions. If such clearances, approvals and conditions are not received or satisfied as expected, the parties may elect to extend the Election Deadline and the anticipated closing of the Transaction will be a later date.

The election materials necessary for record holders of vested shares of Sterling common stock to make an election as to the form of merger consideration they wish to receive were sent beginning on September 5, 2024, to record holders of Sterling common stock. The election process associated with the Transaction for eligible holders of Sterling common stock equivalents and unvested shares of Sterling common stock is being administered by Fidelity Stock Plan Services, LLC and the online site through which the eligible holders are able to make their elections (the “Fidelity Election Site”) opened on September 5, 2024.

Sterling stockholders of record wishing to make an election must deliver properly completed election materials to Equiniti Trust Company, LLC, by the Election Deadline. Sterling stockholders who hold shares through a bank, broker or other nominee may be subject to an earlier election deadline and must carefully review and properly complete any election materials they received from their bank, broker or other nominee regarding how to make an election. Eligible holders of Sterling common stock equivalents and unvested shares of Sterling common stock must make their elections through the Fidelity Election Site by the Election Deadline.

As further described in the election materials and in the parties' information statement/prospectus dated June 11, 2024, each Sterling stockholder or eligible holder of Sterling common stock equivalents will be entitled to receive, for each share of Sterling common stock and each Sterling common stock equivalent held immediately prior to the closing of the Transaction, (i) $16.73 in cash, without interest (the cash consideration), or (ii) 0.979 shares of First Advantage common stock (the stock consideration). The merger consideration is subject to proration so that 72% of the aggregate shares of Sterling common stock outstanding and all Sterling common stock equivalents immediately prior to the closing of the Transaction will be converted into the cash consideration and the remaining 28% of the aggregate shares of Sterling common stock and Sterling common stock equivalents will be converted into the stock consideration.

Each Sterling stockholder or holder of Sterling common stock equivalents will receive cash in lieu of any fractional shares of First Advantage common stock that the stockholder or holder of Sterling common stock equivalents otherwise would be entitled to receive. If no election is made by a Sterling stockholder or eligible holder of Sterling common stock equivalents, the merger consideration that the stockholder or holder of Sterling common stock equivalents will receive will be determined in accordance with the proration methodology in the Merger Agreement.

Sterling stockholders with questions regarding the election materials or the election process should contact D.F. King & Co., Inc., the information agent for the election, at (877) 361-7972 or ster@dfking.com, or their bank, broker or other nominee, as applicable, as soon as possible.

A more detailed description of the merger consideration and the allocation and proration procedures applicable to elections is contained in the information statement/prospectus. Sterling stockholders are urged to read the information statement/prospectus carefully and in its entirety. Copies of the information statement/prospectus may be obtained free of charge by following the instructions below under "Additional Information about the Proposed Transaction and Where to Find It."

About First Advantage

First Advantage (NASDAQ: FA) is a leading provider of employment background screening, identity, and verification solutions. Enabled by its proprietary technology, First Advantage delivers innovative services and insights that help customers mitigate risk and hire the best talent: employees, contractors, contingent workers, tenants, and drivers. Headquartered in Atlanta, Georgia, First Advantage performs screens in over 200 countries and territories on behalf of its more than 30,000 customers. For more information about how to hire smarter and onboard faster with First Advantage, visit the Company’s website at https://fadv.com.

About Sterling Check Corp.

Sterling (NASDAQ:STER) is a leading provider of background and identity services, helping over 50,000 clients create people-first cultures built on a foundation of trust and safety. Sterling’s tech-enabled services help organizations across all industries and regions establish great environments for their workers, partners, and customers. With operations in North America, Europe, the Middle East, Asia Pacific, and Latin America, Sterling conducts more than 100 million annual searches. For more information about Sterling, visit its website at https://www.sterlingcheck.com/.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form a part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or a solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such sale, issuance or transfer of securities would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, First Advantage has filed a registration statement on Form S-4 (File No. 333-278992) with the Securities and Exchange Commission (“SEC”) that includes an information statement of Sterling, that also constitutes a prospectus of First Advantage, and such registration statement on Form S-4 has been declared effective by the SEC. Each of First Advantage and Sterling may also file other relevant documents with the SEC regarding the proposed transaction. This release is not a substitute for the information statement/prospectus or registration statement or any other document that First Advantage or Sterling may file with the SEC. The information statement/prospectus has been mailed to stockholders of Sterling. INVESTORS AND SECURITY HOLDERS OF FIRST ADVANTAGE AND STERLING ARE URGED TO READ THE REGISTRATION STATEMENT, INFORMATION STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL

CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are able to obtain free copies of the registration statement and information statement/prospectus and other documents containing important information about First Advantage, Sterling and the proposed transaction through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by First Advantage are available free of charge on First Advantage’s website at https://fadv.com/ or by contacting First Advantage’s Investor Relations department at investors@fadv.com. Copies of the documents filed with the SEC by Sterling are available free of charge on Sterling’s website at https://www.sterlingcheck.com/ or by contacting Sterling’s Investor Relations department at IR@sterlingcheck.com.

Forward-Looking Statements

This release and any documents referred to in this release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and it is intended that all forward-looking statements that Sterling or First Advantage make will be subject to the safe harbor protections created thereby. Forward-looking statements can be identified by forward-looking terminology such as “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “will” or “would,” or the negative thereof or other variations thereon or comparable terminology. In particular, statements that address Sterling’s and First Advantage’s future performance, business strategy, future operations, estimates and projections of revenues, losses, costs, expenses, returns, cash flow, and financial position, anticipated benefits of strategic transactions (including acquisitions and divestitures), and plans and objectives of management (including plans for future cash flow from operations), contained in this release or any documents referred to herein are forward-looking statements. These statements also include, but are not limited to, statements regarding the expected benefits of the proposed transaction to Sterling and First Advantage and each of their stockholders and the anticipated timing thereof. Sterling and First Advantage have based these forward-looking statements on current expectations, assumptions, estimates and projections. Such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Sterling’s and First Advantage’s control. Many factors could cause actual future events to differ materially from the forward-looking statements in this release, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Sterling’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Sterling or First Advantage and potential difficulties in Sterling employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Sterling’s ongoing business operations, (vii) unexpected costs, charges or expenses resulting from the proposed transaction, (viii) certain restrictions during the pendency of the proposed transaction that may impact Sterling’s ability to pursue certain business opportunities or strategic transactions and (ix) the outcome of any legal proceedings that may be instituted against First Advantage or against Sterling related to the Merger Agreement or the proposed transaction. These and other important factors, including those discussed more fully elsewhere in this release and in Sterling’s and First Advantage’s filings with the SEC, including their respective Forms 10-K, 10-Q and 8-K, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements contained in this release are not guarantees of future performance and actual results of operations, financial condition, and liquidity, and the development of the industry in which each of Sterling and First Advantage operates, may differ materially from the forward-looking statements contained in this release. Any forward-looking statement made in this release speaks only as of the date of such statement. Except as required by law, neither Sterling nor First Advantage undertakes any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this release.

First Advantage Contacts

Investors:

Stephanie Gorman

Investors@fadv.com

Media:

Mariah Mellor

Mariah.Mellor@fadv.com

Sterling Check Corp. Contact

Investors:

Judah Sokel

IR@sterlingcheck.com